UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of earliest event reported
March 7, 2018

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street
Baltimore, MD 21202
(Address of principal executive offices, including zip code)

(410) 843-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously disclosed, Laureate Education, Inc. (the “Company”) entered into a Transitional Employment Agreement (the “TEA”), effective November 9, 2017, with Paula Singer, whereby the Company agreed to continue to employ Ms. Singer through December 31, 2019 (the “Retention Date”) or such earlier date as determined by the Company or Ms. Singer. Ms. Singer currently serves as CEO of Walden and Laureate Online Partners. The TEA was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Pursuant to the terms and conditions of the TEA, Ms. Singer is eligible to earn a special long-term bonus (the “Special LTB”). Effective as of March 7, 2018, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved a Special LTB opportunity for Ms. Singer. Pursuant to the Special LTB, Ms. Singer is eligible to earn up to $100,000 upon satisfaction of 2018 performance criteria and up to an additional $400,000 upon satisfaction of 2019 performance criteria. Effective May 23, 2018, the Committee revised the Special LTB, such that the Special LTB awards are conditioned upon the achievement of performance goals relating only to: (i) Laureate Online revenue and (ii) Laureate Online adjusted EBITDA. Any amounts earned under the Special LTB will be paid to Ms. Singer in early 2020 upon certification by the Committee of the achievement of the applicable performance goals and are subject to Ms. Singer’s continued employment by the Company through the Retention Date. The Special LTB agreement remains in substantially the form of the 2017-2018 Laureate Executive Cash Long Term Bonus Plan for Certain Executives.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Thomas J. Plotz
Name:	Thomas J. Plotz
Title:	Vice President, Assistant General Counsel

Date: May 30, 2018

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